SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
Filed by the registrant ☑
Filed by a party other than the registrant ☐
Check the appropriate box:
☐ Preliminary proxy statement.
☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
☐ Definitive proxy statement.
☑ Definitive additional materials.
☐ Soliciting material pursuant to Rule 14a-12
CREDIT ACCEPTANCE CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of filing fee (check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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(2)	Form, Schedule or Registration Statement No.:

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C 1234567890 MR ANDREW SAMPLE 1234 AMERICA DRIVE ANYWHERE, IL 60661 IMPORTANT ANNUAL SHAREHOLDERS’ MEETING INFORMATION - YOUR VOTE COUNTS! Shareholder Meeting Notice 1234 5678 9012 345 Credit Important Acceptance Notice Corporation Regarding Shareholder the Availability Meeting of Proxy to be Materials Held on May for the 18, 2010 Under U.S. Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.investorvote.com/CACC Easy Online Access - A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.investorvote.com/CACC Step 2: Click on the icon on the right to view current meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials - If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before Tuesday, May 4, 2010 to facilitate timely delivery. C O Y (STOCK#) 0165FC

Shareholder Meeting Notice Credit Acceptance Corporation’s Annual Meeting of Shareholders will be held on Tuesday, May 18, 2010 at 25505 West Twelve Mile Road, Southfield, Michigan 48034 at 8:00 a.m. Eastern Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR the following proposals: 1. Election of five directors to serve until the 2011 Annual Meeting of Shareholders: Donald A. Foss, Glenda J. Chamberlain, Brett A. Roberts, Thomas N. Tryforos and Scott J. Vassalluzzo. 2. Ratify the selection of Grant Thornton LLP as Credit Acceptance Corporation’s independent registered public accounting firm for 2010. PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Directions to Credit Acceptance Corporation’s 2010 Annual Meeting Information on how to obtain directions so that you can attend the annual meeting and vote in person can be found on our website at www.ir.creditacceptance.com/proxy.cfm. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. 3 Internet - Go to www.investorvote.com/CACC. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. 3 Telephone - Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. 3 Email - Send email to investorvote@computershare.com with "Proxy Materials Credit Acceptance Corporation" in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 4, 2010. 0165FC